Exhibit 99.1

MoneyGram Announces Completion of ATM Equity Offering Program and Provides Update on Refinancing Plans

June 18, 2021

MoneyGram Raised $99.8 Million in Gross Proceeds

DALLAS, June 18, 2021 /PRNewswire/ — MoneyGram International, Inc. (NASDAQ: MGI) (“MoneyGram” or the “Company”) is announcing the completion of its previously announced “at-the-market” equity offering program (the “ATM Program”) which provided for the offer and sale, from time to time, of shares of its common stock (the “Shares”) having an aggregate sales price of up to $100 million.

In less than two weeks, MoneyGram completed the ATM Program by selling $99.8 million, or 10.4 million Shares, at an average price per share of $9.56, resulting in total net proceeds to the Company of $97.6 million. As of June 17, 2021, MoneyGram had 90,530,779 shares outstanding, which includes the shares that were sold pursuant to the ATM Program.

As previously disclosed, MoneyGram intends to use the net proceeds from the sale of the Shares to partially prepay outstanding indebtedness under the Company’s First Lien Credit Agreement, dated June 26, 2019, with Bank of America, N.A. acting as administrative agent, and the lender parties thereto, as amended (the “First Lien Credit Agreement”), and/or under the Company’s Second Lien Credit Agreement, dated as of June 26, 2019, with Bank of America, N.A., as administrative agent, the financial institutions party thereto as lenders and the other agents party thereto (the “Second Lien Credit Agreement”), and to pay for certain costs associated with the refinancing of the First Lien Credit Agreement and Second Lien Credit Agreement that the Company currently expects to complete early in the third quarter of 2021.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities, in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About MoneyGram International, Inc.

MoneyGram is leading the evolution of digital P2P payments. With a purpose-driven strategy to mobilize the movement of money, a strong culture of fintech innovation, and leading customer-centric capabilities, MoneyGram has grown to serve nearly 150 million people across the globe over the last five years.

The Company leverages its modern, mobile, and API-driven platform and collaborates with the world’s leading brands to serve consumers through MoneyGram Online (MGO), its direct-to-consumer digital business, its global retail network and its emerging embedded finance business for enterprise customers, MoneyGram as a Service.

For more information, please visit ir.moneygram.com and follow @MoneyGram.

Forward-Looking Statements

This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect MoneyGram’s current beliefs, expectations or intentions regarding future events and speak only as of the date they are made. Words such as “may,” “might,” “will,” “could,” “should,” “would,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “forecast,” “outlook,” “continue,” “currently,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws. Specific forward-looking statements include, among others, statements regarding the Company’s anticipated use of proceeds from the ATM Program and the currently contemplated refinancing of the First Lien Credit Agreement and Second Lien Credit Agreement. Forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict and many of which are beyond MoneyGram’s control, which could cause actual results to differ materially from the results expressed or implied by the statements.

These risks and uncertainties include, but are not limited to:

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the impact of the COVID-19 pandemic or future pandemics on our business, including the potential for work stoppages, lockdowns, shelter-in-place or restricted movement guidelines, service delays and lower consumer and commercial activity;

•	our ability to compete effectively;

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our ability to maintain key agent or biller relationships, or a reduction in business or transaction volume from these relationships, including with our largest agent, Walmart, through its introduction of additional competing white-label money transfer products or otherwise;

•	our ability to continue to grow our digital channel, including through our direct-to-consumer digital business, MoneyGram Online;

•	a security or privacy breach in systems, networks or databases on which we rely;

•	current and proposed regulations addressing consumer privacy and data use and security;

•	our ability to manage fraud risks from consumers or agents;

•	our ability to refinance our credit facilities and on favorable terms or within the contemplated time frame, or comply with the terms thereof;

•	the ability of us and our agents to comply with U.S. and international laws and regulations;

•

litigation and regulatory proceedings involving us or our agents and other commercial relationships, which could result in material settlements, fines or penalties, revocation of required licenses or registrations, termination of contracts, other administrative actions or lawsuits and negative publicity;

•	disruptions to our computer systems and data centers and our ability to effectively operate and adapt our technology;

•	the ability of us and our agents to maintain adequate banking relationships;

•	our ability to successfully develop and timely introduce new and enhanced products and services and our investments in new products, services or infrastructure changes;

•	our high degree of leverage and substantial debt service obligations, significant debt covenant requirements and our ability to comply with such requirements;

•	our below investment-grade credit rating;

•	our ability to maintain sufficient capital;

•	weakness in economic conditions, in both the U.S. and global markets;

•	the financial health of certain European countries or the secession of a country from the European Union;

•	a significant change, material slow down or complete disruption of international migration patterns;

•	our ability to manage risks associated with our international sales and operations, including exchange rates among currencies;

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our offering of money transfer services through agents in regions that are politically volatile or, in a limited number of cases, that may be subject to certain U.S. Treasury Department’s Office of Foreign Assets Control restrictions;

•	major bank failure or sustained financial market illiquidity, or illiquidity at our clearing, cash management and custodial financial institutions;

•	changes in tax laws or unfavorable outcomes of tax positions we take, or a failure by us to establish adequate reserves for tax events;

•	our ability to manage credit risks from our agents and official check financial institution customers;

•	our ability to adequately protect our brand and intellectual property rights and to avoid infringing on the rights of others;

•	our ability to manage risks related to the operation of retail locations and the acquisition or start-up of businesses;

•	any restructuring actions and cost reduction initiatives that we undertake may not deliver the expected results and these actions may adversely affect our business;

•	our capital structure; and

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the risks and uncertainties described in the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our Annual Report on Form 10-K for the year ended December 31, 2020 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, as well as any additional risk factors that may be described in our other filings with the SEC from time to time.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in MoneyGram’s SEC filings. MoneyGram’s SEC filings may be obtained by contacting MoneyGram, through MoneyGram’s web site at ir.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. MoneyGram undertakes no obligation to publicly update or revise any forward-looking statement.

Media Contact

Stephen Reiff

media@moneygram.com

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SOURCE MoneyGram